UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Techpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55843	80-0806545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550
San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

(408) 324-0588

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one Common Stock Share, par value $0.0001 per share	M-6697	Tokyo Stock Exchange (Growth Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Techpoint, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 2, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2022. Present at the Annual Meeting in person or by proxy were holders representing 13,963,036 shares of common stock, representing approximately 77.4% of the total of 18,046,975 shares of common stock outstanding and entitled to vote at the Annual Meeting.

In accordance with the Japanese depositary shares (“JDS”) trust agreement, shares of common stock are to be voted by brokers upon receipt of specific instructions from individual JDS holders. If specific instructions are not received, the shares of common stock underlying JDS are presented below as “Broker Non-Votes”. However, in accordance with the terms of the JDS trust agreement, the Trustees under the JDS trust agreement report these votes as “Blank Votes” (as such term is defined in the JDS trust agreement), which are treated as being present at the meeting for purposes of determining if a quorum is established.

Proposal 1. Election of Directors. The Company’s stockholders elected six directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Proposal	Votes For	Votes Withheld
Fumihiro Kozato	9,326,563	8,502
Feng Kuo, Ph.D.	9,328,062	7,003
Fun-Kai Liu	9,326,863	8,202
Robert Cochran	9,329,363	5,702
Yaichi Aoshima, Ph.D.	9,328,463	6,602
Noriko Endo, Ph.D.	9,329,057	6,008

There were 4,627,971 broker non-votes for Proposal 1, including 4,627,971 Blank Votes.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of BDO USA, LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
9,341,063	6,404	79,400

There were 4,536,169 Blank Votes for Proposal 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2022

Techpoint, Inc.

By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer
(Principal Executive Officer)